Exhibit 10.1

Second Amendment
to
Second Restated Credit Agreement

This Second AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of December 20, 2017, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY, an Arizona insurance corporation (“HIC”), and FROST BANK, a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the Second Restated Credit Agreement dated as of June 30, 2015 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).

Borrower has requested an amendment to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Second Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1           Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1           Amendments to Section 1.1 of the Credit Agreement.

(a)          The following definition is added thereto:

“Dividend Cap” means with respect to any RIC, all of the following that establish or govern the amount of Dividends, redemptions, purchases, payments, distributions or other transfers of property that can be made by such RIC to or for the benefit of any holder of or in respect of any Equity Interest of such RIC: (a) the state insurance code and other statutes and regulations applicable to such RIC, (b) each order or decree of any Insurance Regulator applicable to such RIC or holders of its Equity Interests and (c) each agreement between any Insurance Regulator and such RIC or holders of its Equity Interests.

(b)          The definition of “EBITDA” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“EBITDA” means the sum of (i) (A) an amount equal to the maximum amount of cash Dividends (other than extraordinary or other Dividends that require the prior consent of the applicable Insurance Regulator) that AHIC would be permitted to declare and pay to holders of its Equity Interests pursuant to and in compliance with the Dividend Cap applicable to AHIC, as at the date of determination, plus (B) an amount equal to the maximum amount of cash Dividends (other than extraordinary or other Dividends that require the prior consent of the applicable Insurance Regulator) that HIC would be permitted to declare and pay to holders of its Equity Interests pursuant to and in compliance with the Dividend Cap applicable to HIC, as at the date of determination, plus (ii) for Borrower and its Subsidiaries (other than AHIC and HIC for each determination pursuant to this clause (ii)) on a consolidated basis, an amount equal to Consolidated Net Income for the four fiscal quarters ended on the date of determination, plus (A) the following to the extent deducted in calculating such Consolidated Net Income: (1) Consolidated Interest Expenses for such period, (2) the provision for federal, state, local and foreign income Taxes payable by Borrower and its Subsidiaries for such period (net of the amount of any tax refund actually received by Borrower and its Subsidiaries during such period), (3) the amount of depreciation and amortization expense for such period, (4) without duplication, amortization of intangible assets established for purchase accounting under SFAS 141 Business Combination and SFAS 142 Goodwill and Other Intangible Assets for such period, and (5) without duplication, other expenses of Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and minus (B) all non-cash items increasing Consolidated Net Income for such period.

2.2           Amendment to Compliance Certificate, Exhibit D. The Compliance Certificate is hereby amended to be in the form of Exhibit D to this Second Amendment.

ARTICLE III

Conditions Precedent

3.1           Conditions. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

(a)          Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)          Second Amendment. This Second Amendment executed by Borrower, each L/C RIC and Lender.

(ii)         Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Second Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(iii)        Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(iv)        Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

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(b)          No Default. No Default or Event of Default shall exist after giving effect to this Second Amendment.

(c)          Representations and Warranties.

(i)          All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Second Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)         All of the representations and warranties contained in Article V hereof shall be true and correct on and as of the date hereof.

(d)          Effectiveness. Upon satisfaction of all conditions precedent in Section 3.1 hereof, this Second Amendment shall be effective as of December 20, 2017.

ARTICLE IV

Ratification

4.1           Ratification. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor (a) agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms and (b) ratifies and affirms its obligations under each Loan Document to which it is a party.

ARTICLE V

Representations and Warranties

5.1           Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Second Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists either before or shall exist after giving effect to this Second Amendment, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

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ARTICLE VI

Miscellaneous

6.1           Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2           Severability. The provisions of this Second Amendment are intended to be severable. If for any reason any provision of this Second Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3           Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Second Amendment.

6.4           GOVERNING LAW. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5           ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.,
a Nevada corporation

By:
Jeffrey R. Passmore
Senior Vice President

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an
Arizona insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

Second Amendment to Second Restated Credit Agreement - Signature Page

LENDER:	FROST BANK, a Texas state bank

By:
Jerry Colwell
Senior Vice President

Second Amendment to Second Restated Credit Agreement - Signature Page